FOR IMMEDIATE RELEASE           Investor Contact:   David Tucker   281-406-2370
                                Media Contact:      Marianne Gooch 281-406-2212

                 Parker Drilling Reports Fourth Quarter Results

Houston, February 8, 2005 - Parker Drilling Company (NYSE: PKD) today reported fourth quarter revenues of $109.8 million and a net loss of $5.3 million or $0.06 per share, compared to a net loss of $12.4 million or $0.13 per share, on revenues of $91.6 million for the fourth quarter of 2003. The fourth quarter loss from continuing operations was $2.2 million, or $0.03 per share, compared to a loss of $15.2 million, or $0.16 per share, for the fourth quarter a year ago.

The fourth quarter of 2004 included a number of non-routine items which negatively impacted earnings by $8.3 million or $0.09 per share, of which $4.2 million, or $0.05 per share, was attributable to continuing operations. Absent the $4.2 million of non-routine items, income from continuing operations would have been a positive $2.0 million, or $0.02 per share. The $4.2 million of non-routine items for continuing operations includes a $6.5 million provision primarily related to reduction in the carrying value of four international land rigs and two U.S. barge rigs partially offset by a $2.3 million gain on disposition of assets primarily related to barge rig 74 in Nigeria. Discontinued operations reflect a $4.1 million loss on jackup rig 25 which was sold in January 2005. Excluding this loss, results from discontinued operations would have reflected income of $1.0 million, or $0.01 per share. (See attached reconciliation, non- routine items)

For 2004, Parker Drilling reported revenues of $376.5 million and a net loss of $47.1 million, or $0.50 per share. This compares to revenues of $338.7 million and a net loss of $109.7 million, or $1.17 per share, for 2003 which included an impairment for assets held for sale of $54.0 million, or $0.58 per share. The loss from continuing operations for 2004 was $50.6 million, or $0.54 per share compared to a loss from continuing operations of $52.4 million, or $0.56 per share, for 2003.

Excluding non-routine items, the Company's 2004 loss would have been $18.2 million, or $0.20 per share. Non-routine items in 2004 reduced earnings $28.9 million, or $0.30 per share, including $24.8 million, or $0.26 per share, attributable to continuing operations and $4.1 million, or $0.04 per share, attributable to discontinued operations. The non-routine items include: $8.3 million in the fourth quarter detailed above; an $8.2 million loss from extinguishing $80 million of 10.125% Senior Notes and $70 million of a Term Loan with proceeds from issuing $150 million of Senior Floating Rate Notes; $6.6 million provision for reduction in carrying value of certain assets, which includes reclassifying Latin American operations from discontinued to continuing operations and an adjustment to a life insurance policy; $2.3 million for an additional value added tax assessment in Nigeria; $2.1 million for taxes assessed by the Mangistau Customs Control in connection with the temporary import status of barge rig 257 in the Caspian Sea and $1.4 million relating to severance costs. (See attached reconciliation, non-routine items)

Fourth quarter average rig utilization, before and after the reduction of seven rigs to the marketable rig count, is reflected in the following table:


                             Utilization After Reduction              Utilization Before Reduction
                        -------------------------------------   ---------------------------------------
                                          2004                                      2004
                        -------------------------------------   ---------------------------------------
                        Marketable   4th      3rd               Marketable    4th     3rd
                           Rigs      Qtr.    Qtr.     Current      Rigs       Qtr.    Qtr.      Current
                        ----------   ----    ----     -------   ----------    ----    ----      -------
International Land          38        58%     54%        61%        34         65%     61%         68%
International Offshore       6        45%     33%        67%         5         54%     40%         80%
Gulf of Mexico              20        71%     66%        70%        18         79%     74%         78%
                        ----------                              ----------
TOTAL                       64        61%     56%        64%        57         68%     63%         72%
                        ==========                              ==========



"Parker Drilling finished a year of transition with the best quarter for operations since 2001," said Robert L. Parker, Jr., president and chief executive officer. "With $135 million of debt paid down including $25 million yesterday, a strong new chief operating officer in Dave Mannon and current utilization of our existing rigs at 72%, Parker is well positioned to be profitable in 2005."

Capital expenditures in 2004 totaled $47.3 million. Debt totaled $481.1 million at December 31, 2004, and the Company's cash balance was $44.3 million.

Parker Drilling reaffirms its previously released guidance of net income per share of $0.05 to $0.14 for 2005.

Parker has scheduled a conference call at 10 a.m. CST (11 a.m. EST)
February 8, 2005 to discuss fourth quarter 2004 results. Those interested in participating in the call may dial in at (303) 262-2130. The conference call replay can be accessed from noon CST February 8, 2005 through

February 15, 2005, by dialing (303) 590-3000 and using the access code 11021350#. Alternatively, the call can be accessed live through the Parker Web site at http://www.parkerdrilling.com. The archived call will be available on the Web site for 12 months.

                                      ###


This release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, including the outlook for rig utilization and dayrates, general industry conditions including bidding activity, future operating results of the Company's rigs and rental tool operations, capital expenditures, expansion and growth opportunities, asset sales and other such matters, are forward-looking statements. Although the Company believes that its expectations stated in this release are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the Company's reports filed with the SEC, and in particular, the report on Form 10-K for the year ended December 31, 2003. Each forward-looking statement speaks only as of the date of this release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.

                        PARKER DRILLING COMPANY AND SUBSIDIARIES
                    Consolidated Condensed Statements of Operations
                                       (Unaudited)


                                                               Three Months Ended December 31,   Twelve Months Ended December 31,
                                                               -------------------------------   --------------------------------
                                                                    2004             2003             2004              2003
                                                               -------------    --------------   --------------   ---------------
                                                                                     (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
   U.S. Drilling                                               $     25,303     $     17,856     $     88,512     $     67,449
   International Drilling                                            64,608           59,473          220,846          216,567
   Rental Tools                                                      19,889           14,271           67,167           54,637
                                                               -------------    -------------    -------------    -------------
TOTAL DRILLING AND RENTAL REVENUES                                  109,800           91,600          376,525          338,653
                                                               -------------    -------------    -------------    -------------
DRILLING AND RENTAL OPERATING EXPENSES
   U.S. Drilling                                                     15,530           10,274           54,126           47,740
   International Drilling                                            46,233           40,803          168,451          152,201
   Rental Tools                                                       8,154            6,183           28,037           23,051
   Depreciation and Amortization                                     18,642           17,099           69,241           73,679
                                                               -------------    -------------    -------------    -------------
TOTAL DRILLING AND RENTAL OPERATING EXPENSES                         88,559           74,359          319,855          296,671
                                                               -------------    -------------    -------------    -------------
DRILLING AND RENTAL OPERATING INCOME                                 21,241           17,241           56,670           41,982
                                                               -------------    -------------    -------------    -------------

Construction Contract Revenue                                           -                -                -              7,030
Construction Contract Expense                                           -                -                -              5,030
                                                               -------------    -------------    -------------    -------------
NET CONSTRUCTION CONTRACT OPERATING INCOME                              -                -                -              2,000
                                                               -------------    -------------    -------------    -------------
General and Administrative Expense                                   (5,455)          (4,771)         (23,413)         (19,256)
Provision for Reduction in Carrying Value of Certain Assets          (6,562)          (6,028)         (13,120)          (6,028)
Gain on Disposition of Assets, Net                                    2,328            2,885            3,730            4,229
                                                               -------------    -------------    -------------    -------------
TOTAL OPERATING INCOME                                               11,552            9,327           23,867           22,927
                                                               -------------    -------------    -------------    -------------
OTHER INCOME AND (EXPENSE)
   Interest Expense                                                 (11,291)         (13,889)         (50,368)         (53,790)
   Change in Fair Value of Derivative Position                          586              -               (794)             -
   Loss on Extinguishment of Debt                                       (24)          (5,274)          (8,753)          (5,274)
   Other Income (Expense) - Net                                          31              (15)             492              688
                                                               -------------    -------------    -------------    -------------
TOTAL OTHER INCOME AND (EXPENSE)                                    (10,698)         (19,178)         (59,423)         (58,376)
                                                               -------------    -------------    -------------    -------------

INCOME (LOSS) BEFORE INCOME TAXES                                       854           (9,851)         (35,556)         (35,449)

Income Tax Expense                                                    3,001            5,317           15,009           16,985
                                                               -------------    -------------    -------------    -------------
LOSS FROM CONTINUING OPERATIONS                                      (2,147)         (15,168)         (50,565)         (52,434)
Discontinued Operations, Net of Taxes                                (3,104)           2,734            3,482          (57,265)
                                                               -------------    -------------    -------------    -------------
NET LOSS                                                       $     (5,251)    $    (12,434)    $    (47,083)    $   (109,699)
                                                               ==============   =============    =============    =============


EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED
   Loss From Continuing Operations                             $      (0.03)    $      (0.16)    $      (0.54)    $      (0.56)
   Discontinued Operations, Net of Taxes                       $      (0.03)    $       0.03     $       0.04     $      (0.61)
   Net Loss                                                    $      (0.06)    $      (0.13)    $      (0.50)    $      (1.17)


AVERAGE COMMON SHARES OUTSTANDING
   Basic and Diluted                                             94,615,448       94,079,159       94,113,257       93,420,713


                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                                   (Unaudited)

                                                                     December 31, 2004             December 31, 2003
                                                                    -------------------           -------------------
                              ASSETS                                            (Dollars in Thousands)
CURRENT ASSETS
  Cash and Cash Equivalents                                         $           44,267            $           67,765
  Accounts and Notes Receivable, Net                                            99,315                        89,050
  Rig Materials and Supplies                                                    19,206                        13,627
  Other Current Assets                                                          19,470                         2,466
                                                                    -------------------           -------------------
      TOTAL CURRENT ASSETS                                                     182,258                       172,908
                                                                    -------------------           -------------------

PROPERTY, PLANT AND EQUIPMENT, NET                                             382,824                       387,664

ASSETS HELD FOR SALE                                                            23,665                       150,370

OTHER ASSETS
  Goodwill                                                                     107,606                       114,398
  Other Assets                                                                  26,343                        22,292
                                                                    -------------------           -------------------
      TOTAL OTHER ASSETS                                                       133,949                       136,690
                                                                    -------------------           -------------------

TOTAL ASSETS                                                        $          722,696            $          847,632
                                                                    ===================           ===================

      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Current Portion of Long-Term Debt                                 $               24            $           60,225
  Accounts Payable and Accrued Liabilities                                      87,329                        68,404
                                                                    -------------------           -------------------
      TOTAL CURRENT LIABILITIES                                                 87,353                       128,629
                                                                    -------------------           -------------------

LONG-TERM DEBT                                                                 481,039                       511,400

DISCONTINUED OPERATIONS                                                            -                           6,421

OTHER LIABILITIES                                                                5,387                         8,379

STOCKHOLDERS' EQUITY                                                           148,917                       192,803

                                                                    -------------------           -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $          722,696            $          847,632
                                                                    ===================           ===================

Current Ratio                                                                     2.09                          1.34

Total Long Term Debt as a Percent of Capitalization                                 76%                           73%

Book Value Per Common Share                                         $             1.57            $             2.05

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                             Selected Financial Data
                                   (Unaudited)


                                                                                                  Three Months Ended
                                                                                 ---------------------------------------------------
                                                                                            December 31,               September 30,
                                                                                 -------------------------------       -------------
                                                                                     2004               2003               2004
                                                                                 ------------       ------------       ------------
DRILLING AND RENTAL REVENUES                                                                    (Dollars in Thousands)
  U.S. Drilling                                                                  $     25,303       $     17,856       $     22,788
  International Land Drilling                                                          56,502             41,417             45,918
  International Offshore Drilling                                                       8,106             18,056              3,768
  Rental Tools                                                                         19,889             14,271             15,471
                                                                                 ------------       ------------       ------------
   Total Drilling and Rental Revenues                                                 109,800             91,600             87,945
                                                                                 ------------       ------------       ------------

DRILLING AND RENTAL OPERATING EXPENSES
  U.S. Drilling                                                                        15,530             10,274             13,399
  International Land Drilling                                                          40,727             29,172             33,553
  International Offshore Drilling                                                       5,506             11,631             10,271
  Rental Tools                                                                          8,154              6,183              6,558
                                                                                 ------------       ------------       ------------
   Drilling and Rental Operating Expenses                                              69,917             57,260             63,781
                                                                                 ------------       ------------       ------------

DRILLING AND RENTAL OPERATING INCOME
  U.S. Drilling                                                                         9,773              7,582              9,389
  International Land Drilling                                                          15,775             12,245             12,365
  International Offshore Drilling                                                       2,600              6,425             (6,503)
  Rental Tools                                                                         11,735              8,088              8,913
  Depreciation and Amortization                                                       (18,642)           (17,099)           (17,806)
                                                                                 ------------       ------------       ------------
    Total Drilling and Rental Operating Income                                         21,241             17,241              6,358

  General and Administrative Expense                                                   (5,455)            (4,771)            (4,924)
  Provision for Reduction in Carrying Value of Certain Assets                          (6,562)            (6,028)              --
  Gain on Disposition of Assets, Net                                                    2,328              2,885                333

                                                                                 ------------       ------------       ------------
TOTAL OPERATING INCOME                                                           $     11,552       $      9,327       $      1,767
                                                                                 ============       ============       ============



                          Marketable Rig Count Summary
                             As of January 31, 2005

                                                                                                                          Total
                                                                                                                       ------------
U.S. Gulf of Mexico Barge Rigs
     Workover                                                                                                               6
     Intermediate                                                                                                           4
     Deep                                                                                                                   8
                                                                                                                       ------------
Total U.S. Gulf of Mexico Barge Rigs                                                                                       18
                                                                                                                       ------------

International Land Rigs
     Asia Pacific                                                                                                          10
     Africa/Middle East                                                                                                     2
     Latin America                                                                                                         14
     CIS                                                                                                                    8
                                                                                                                       ------------
        Total International Land Rigs                                                                                      34

International Barge Rigs
     Mexico                                                                                                                 1
     Nigeria                                                                                                                3
     Caspian Sea                                                                                                            1
                                                                                                                       ------------
        Total International Barge Rigs                                                                                      5


                                                                                                                       ------------
Total International Rigs                                                                                                   39
                                                                                                                       ------------


                                                                                                                       ------------
        Total Marketable Rigs                                                                                              57
                                                                                                                        ===========

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                        Reconciliation, Non-Routine Items
                                   (Unaudited)


                                                                                                  Three Months Ended
                                                                                    -----------------------------------------------
                                                                                                  December 31, 2004
                                                                                    -----------------------------------------------
                                                                                    (Dollars in Millions, Except Per Share Amounts)
Loss From Continuing Operations, as Reported                                        $       (2.2)                     $      (0.03)
                                                                                    ------------                      ------------

Non-Routine Items:
   Provision for Reduction in Carrying Value of Certain Assets                               6.5                              0.07
   Gain on Disposition of Assets, Net                                                       (2.3)                            (0.02)
                                                                                    ------------                      ------------
Total Fourth Quarter Non-Routine Items                                                       4.2                              0.05
                                                                                    ------------                      ------------

Income From Continuing Operations, Excluding Non-Routine Items                      $        2.0                      $       0.02
                                                                                    ============                      ============


Discontinued Operations, as Reported                                                $       (3.1)                     $      (0.03)
Non-Routine Item:
   Loss on Disposition of Asset                                                              4.1                              0.04
                                                                                    ------------                      ------------

Discontinued Operations, Excluding Non-Routine Item                                 $        1.0                      $       0.01
                                                                                    ============                      ============


Net Loss, as Reported                                                               $       (5.3)                     $      (0.06)
Total Non-Routine Items                                                                      8.3                              0.09
                                                                                    ------------                      ------------

Net Income, Excluding Non-Routine Items                                             $        3.0                      $       0.03
                                                                                    ============                      ============



                                                                                                  Twelve Months Ended
                                                                                    -----------------------------------------------
                                                                                                   December 31, 2004
                                                                                    -----------------------------------------------
                                                                                    (Dollars in Millions, Except Per Share Amounts)
Loss From Continuing Operations, as Reported                                        $      (50.6)                     $      (0.54)
                                                                                    ------------                      ------------

Non-Routine Items:
     Provision for Reduction in Carrying Value of Certain Assets                            13.1                              0.14
     Gain on Disposition of Assets, Net                                                     (2.3)                            (0.02)
     Extinguishment Costs Related to Debt Refinancing                                        8.2                              0.09
     Value Added Tax Assessment - Nigeria                                                    2.3                              0.02
     Taxes Assessed for Temporary Import Status - Caspian Sea                                2.1                              0.02
     Severance Costs                                                                         1.4                              0.01
                                                                                    ------------                      ------------
Total 2004 Non-Routine Items                                                                24.8                              0.26
                                                                                    ------------                      ------------

Loss From Continuing Operations, Excluding Non-Routine Items                        $      (25.8)                     $      (0.28)
                                                                                    ============                      ============


Discontinued Operations, as Reported                                                $        3.5                      $       0.04
Non-Routine Item:
     Loss on Disposition of Asset                                                            4.1                              0.04
                                                                                    ------------                      ------------

Discontinued Operations, Excluding Non-Routine Item                                 $        7.6                      $       0.08
                                                                                    ============                      ============


Net Loss, as Reported                                                               $      (47.1)                     $      (0.50)
Total Non-Routine Items                                                                     28.9                              0.30
                                                                                    ------------                      ------------

Net Loss, Excluding Non-Routine Items                                               $      (18.2)                     $      (0.20)
                                                                                    ============                      ============